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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of
Earliest Event Reported):   January 14, 1997
                         ----------------------


                                  Tencor Instruments
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          California                   0-20007                94-2464767
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(State or other jurisdiction of      (Commission            (IRS Employer
Incorporation or organization)        File Number)          Identification
                                                                Number)



        One Technology Drive
        Milpitas, California                        95035
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone no., including area code:  (408) 970-9500
                                                -------------------


           2400 Charleston Road
        Mountain View, California                    94043
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                                                   (Zip Code)
  (Former name or former address, if changed since last report)





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Item 5.  OTHER EVENTS

         On January 14, 1997, Tencor Instruments, a California corporation ("Tencor") and KLA Instruments Corporation, a Delaware corporation ("KLA") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among Tencor, KLA and Tiger Acquisition Corp., a California corporation and wholly-owned subsidiary of KLA ("Merger Sub"). Pursuant to the Merger Agreement, and subject to the conditions set forth therein (including approval of the transaction by the shareholders and stockholders, respectively, of Tencor and KLA), Merger Sub will be merged with and into Tencor (the "Merger"). At the effective time of the Merger (the "Effective Time") the separate existence of Merger Sub will cease and Tencor will continue as the surviving corporation and as a wholly-owned subsidiary of KLA ("Surviving Corporation"). In connection with the Merger, holders of outstanding Tencor Common Stock will receive, in exchange for each share of Tencor Common Stock held by them, one share of KLA Common Stock. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. A copy of the press release issued by Tencor and KLA regarding the Merger is filed herewith as Exhibit 99.1 and is incorporated by reference herein. A copy of the Merger Agreement together with all of the exhibits thereto is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

         As an inducement to KLA to enter into the Merger Agreement, Tencor and KLA entered into a Stock Option Agreement dated January 14, 1997 ("KLA Stock Option Agreement") pursuant to which Tencor granted KLA the right, under certain conditions, to acquire shares of Tencor Common Stock up to a number of shares sufficient to give KLA 19.9% of Tencor's outstanding Common Stock. A copy of the KLA Stock Option Agreement and all exhibits thereto is included as
Exhibit 99.2 hereto and is incorporated by reference herein.

         As an inducement to Tencor to enter into the Merger Agreement, KLA and Tencor entered into a Stock Option Agreement dated January 14, 1997 ("Tencor Stock Option Agreement") pursuant to which KLA granted Tencor the right, under certain conditions, to acquire shares of KLA Common Stock up to a number of shares sufficient to give Tencor 19.9% of KLA's outstanding Common Stock. A copy of the Tencor Stock Option Agreement and all exhibits thereto is included as Exhibit 99.3 hereto and is incorporated by reference herein.





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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         2.1* Agreement and Plan of Reorganization dated January 14, 1997 by and among Tencor, KLA Instruments Corporation, a Delaware corporation ("KLA"), and Tiger Acquisition Corp., a California corporation and wholly-owned subsidiary of KLA.

         99.1*            Press Release dated January 14, 1997.

         99.2* Stock Option Agreement dated January 14, 1997 by and between Tencor and KLA Instruments Corporation, a Delaware corporation.

         99.3* Stock Option Agreement dated January 14, 1997 by and between KLA Instruments Corporation, a Delaware corporation and Tencor.

________________________

* Previously filed as an exhibit, with corresponding exhibit number, to Current Report on Form 8-K of KLA Instruments Corporation filed January 22, 1997.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   TENCOR INSTRUMENTS



Date: January 22, 1997                             By: /s/ BRUCE R. WRIGHT
                                                      ------------------------
                                                      Bruce R. Wright
                                                      Senior Vice President &
                                                      Chief Financial Officer





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